EXHIBIT 10.27(A)

                AMENDMENT TO STOCK PURCHASE AGREEMENT

           THIS AMENDMENT (the "AMENDMENT") is made as of November 26, 1997, among HOECHST MARION ROUSSEL, INC., a Delaware corporation ("PARENT"), MARISUB, INC., a Delaware corporation and the wholly-owned subsidiary of Parent ("SELLER"), and WATSON PHARMACEUTICALS, INC., a Nevada corporation ("WATSON").

           WHEREAS, Parent, Seller and Watson entered into a Stock Purchase Agreement (the "AGREEMENT") dated as of August 25, 1997, and desire to amend the Agreement as provided herein.

           NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and other good, valuable and sufficient consideration, the parties hereto agree as follows:

           1. Section 8.2 of the Agreement is amended to delete the date "November 30, 1997" and to replace such date with "December 15, 1997".

           2. The parties ratify the Agreement, as amended hereby, and confirm that the Agreement, as amended hereby, remains in full force and effect.

           3. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed to be one instrument.

           IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment as of the date first written above.


                                    WATSON PHARMACEUTICALS, INC.


                                    BY:_________________________

                                    TITLE:______________________


                                    HOECHST MARION ROUSSEL, INC.

                                    BY:_________________________

                                    TITLE:______________________


                                    MARISUB, INC.

                                    BY:_________________________

                                    TITLE:______________________